31. Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent events

31.Subsequent events

On January 3, 2019, the Company announced that its subsidiary, Gol Finance, commenced a cash tender offer (“Tender Offer”) for any and its entire US$91,533 aggregate principal amount of the Senior Notes due in 2022, remunerated at 8.875% p.a. As of February 1, 2019, the Company concluded the tender offer after receiving valid offers of approximately US$13,460, which represents around 15% of the Senior Notes due in 2022.

On February 1, 2019, Smiles Fidelidade concluded the sale of its interest in Netpoints for the amount of R$914.

On February 14, 2019, Smiles Fidelidade’s Board of Directors approved the distribution of additional dividends of R$284,471. Such distribution is subject to the approval in the ordinary shareholders’ meeting to be held on April 16, 2019. On the same date, the Board of Directors also approved a capital increase in the subsidiary in the amount of R$210,000, without issuing new shares.

On February 27, 2019, the Company’s Board of Directors approved the homologation of the capital increase in the amount of R$4,589, upon the issuance of 521,528 preferred shares, all nominative with no face value, as a result of the exercise of stock purchase options.